Exhibit 10.8.5

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (“Fifth Amendment”) is made this 29th day of December, 2003 by and between TA/WESTERN, LLC, a Delaware limited liability company as successor in interest to THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (“Landlord”) and VISUAL NETWORKS, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, The Equitable Life Assurance Society of the United States, Landlord’s immediate predecessor in interest, and Tenant entered into that certain Lease dated December 12, 1996, as amended by that certain Lease Amendment dated September 2, 1997 (the “First Amendment”), as further amended by that certain Second Lease Amendment dated February 8, 1999 (the “Second Amendment”) as further amended by that certain Third Lease Amendment dated January 10, 2000, (the “Third Amendment”) and as further amended by that certain Fourth Amendment to Lease dated May 17, 2000, (the “Fourth Amendment”) (collectively, the “Lease”), pursuant to which Tenant leased that certain premises in the building located at 2092 Gaither Road, Rockville, Maryland (the “Building”), said leased premises containing approximately Fifty Three Thousand Nine Hundred Forty Five (53,945) rentable square feet and designated as Suites 100, 110, 120, 150, 200 and 220 (the “Premises”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to extend the Term of the Lease and to amend certain other terms and conditions of the Lease as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to the following:

1. Recitals. The recitals set forth above are incorporated herein by this reference with the same force and effect as if fully set forth hereinafter.

2. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.

3. Term. The Term of the Lease is hereby extended for three (3) years commencing on January 1, 2007 (the “Renewal Date”) and expiring December 31, 2009, unless sooner terminated (collectively, the “Renewal Term”).

4. Rent. In partial consideration of Tenant’s willingness to commit to an early renewal of the Term, Landlord agrees to reduce the Base Rent with respect to the Premises as of January 1, 2004. Accordingly, notwithstanding anything to the contrary in the Lease, commencing January 1, 2004 and continuing throughout the Renewal Term, Tenant shall pay Base Rent as follows:

Suite 100:

Lease Period in Months	Annual Base Rent	Monthly Base Rent
1/1/04-12/31/04	$224,553.00	$18,712.75
1/1/05-12/31/05	$231,289.59	$19,274.13
1/1/06-12/31/06	$238,228.28	$19,852.36
1/1/07-12/31/07	$245,375.13	$20,447.93
1/1/08-12/31/08	$252,736.38	$21,061.36
1/1/09-12/31/09	$260,318.47	$21,693.21

Suites 150, 200 and 220

Lease Period in Months	Annual Base Rent	Monthly Base Rent
1/1/04-12/31/04	$789,030.18	$65,752.52
1/1/05-12/31/05	$812,701.09	$67,725.09
1/1/06-12/31/06	$837,082.12	$69,756.84
1/1/07-12/31/07	$862,194.58	$71,849.55
1/1/08-12/31/08	$888,060.42	$74,005.03
1/1/09-12/31/09	$914,702.23	$76,225.19

Suites110 and 120

Lease Period in Months	Annual Base Rent	Monthly Base Rent
1/1/04-12/31/04	$4,936.47	$411.37
1/1/05-12/31/05	$5,084.56	$423.71
1/1/06-12/31/06	$5,237.10	$436.43
1/1/07-12/31/07	$5,394.21	$449.52
1/1/08-12/31/08	$5,556.04	$463.00
1/1/09-12/31/09	$5,722.72	$476.89

Total Combined Premises

Lease Period in Months	Annual Base Rent	Monthly Base Rent
1/1/04-12/31/04	$1,018,519.65	$84,876.64
1/1/05-12/31/05	$1,049,075.24	$87,422.94
1/1/06-12/31/06	$1,080,547.50	$90,045.62
1/1/07-12/31/07	$1,112,963.92	$92,746.99
1/1/08-12/31/08	$1,146,352.84	$95,529.40
1/1/09-12/31/09	$1,180,743.42	$98,395.29

5. Reaffirmation of Terms. All other terms, covenants and provisions of the Original Lease are hereby confirmed and ratified and except as modified herein, shall remain unchanged and in full force and effect.

6. Representations. Landlord and Tenant each hereby represent and warrant to the other that it (i) is not in default of any of its obligations under the Original Lease and that such Original Lease is valid, binding and enforceable in accordance with its terms, (ii) it has full power and authority to execute and perform this Fifth Amendment, and (iii) it has taken all action necessary to authorize the execution and performance of this Fifth Amendment.

7. Counterpart Copies. This Fifth Amendment may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Fifth Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment as of the day and year first above written.

LANDLORD:

TA/Western, LLC, a Delaware limited liability company

By:	Realty Associates Advisors LLC, a Delaware limited liability company, manager

By:	Realty Associates Advisors Trust, a Massachusetts business trust, sole Member

By:	/s/ Henry G. Brauer

Director of Asset Management

TENANT:

VISUAL NETWORKS, INC., a Delaware corporation

By:	/s/ Richard H. Deily

Its:	Vice President, Risk Management